UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2017

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

64 Sidney St. Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 418-4400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note:

Vericel Corporation (the “Company”), a Michigan corporation, is filing this amendment to the Current Report on Form 8-K filed by the Company on May 19, 2017 (the “Original Report”) for the purpose of filing as exhibits (i) the Distribution Agreement between the Company and Orsini Pharmaceutical Services, Inc., dated May 15, 2017  (the “Distribution Agreement”) and (ii) the Fifth Amendment, dated May 15, 2017, to the Services Agreement by and between the Company and Dohmen Life Science Services, LLC, dated April 5, 2016, as amended (the “Fifth Amendment”).

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed in the Original Report, on May 15, 2017, the Company entered into the Distribution Agreement. The description of the Distribution Agreement included in the Original Report is hereby incorporated by reference into this Form 8-K/A. The Distribution Agreement is attached to this Form 8-K/A as Exhibit 10.1.

Item 1.02. Termination of a Material Definitive Agreement.

As disclosed in the Original Report, on May 15, 2017, the Company entered into the Fifth Amendment. The information set forth in Item 1.02 of the Original Report, including the description of the Fifth Amendment, is incorporated by reference as if fully set forth herein. The Fifth Amendment is attached to this Form 8-K/A as Exhibit 10.2.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1 *†	Distribution Agreement by and between Orsini Pharmaceutical Services, Inc. and the Company, dated May 15, 2017.

10.2 *†	Fifth Amendment, dated May 15, 2017, to the Services Agreement by and between the Company and Dohmen Life Science Services, LLC, dated April 5, 2016, as amended.

* Confidential treatment has been requested for portions of this exhibit.  These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

† Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: June 2, 2017	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President, Corporate Development

Exhibit Index

Exhibit No.	Description

10.1 *†	Distribution Agreement by and between Orsini Pharmaceutical Services, Inc. and the Company, dated May 15, 2017.

10.2 *†	Fifth Amendment, dated May 15, 2017, to the Services Agreement by and between the Company and Dohmen Life Science Services, LLC, dated April 5, 2016, as amended.

* Confidential treatment has been requested for portions of this exhibit.  These portions have been omitted from the exhibit to this Current Report on Form 8-K/A and submitted separately to the Securities and Exchange Commission.

† Filed herewith.